Exhibit 10.1

AMENDMENT TO
SECURITIES PURCHASE AGREEMENT

This Amendment to Securities Purchase Agreement (this “Amendment”), dated as of March 10, 2021, is by and among Naked Brand Group Limited, an Australian corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

Factual Background

A. The Company and Purchasers entered into a Securities Purchase Agreement, dated as of February 24, 2021 (as amended, the “Original Agreement”).

B. The Original Agreement provided that each Purchaser would purchase, and the Company would sell to each Purchaser, on the Closing Date, such number of Units as set forth on the signature pages of the Original Agreement, at a price per Unit of US$0.93, with each Unit consisting of one share of Common Stock and one Warrant. The form of Warrant was included as an exhibit to the Original Agreement.

C. The Parties have agreed to reduce the price per Unit from US$0.93 to US$0.85 and to make certain changes to the form of Warrant to, among other things, reduce the initial exercise price from US$1.13 per share to US$0.935 and limit the number of Ordinary Shares which may be issued upon cashless exercise of the Warrant by, among other things, increasing the floor price and inserting a maximum number of Ordinary Shares.

D. Section 5.5 of the Original Agreement provides that the Original Agreement may be amended by the Company and Purchasers which purchased at least 50.1% in interest of the Units as of the date of the Original Agreement. Purchasers of 100% in interest of the Units as of the date of the Original Agreement are parties to this Amendment.

E. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Amendments to Original Agreement.

(a) The definition of “Per Unit Purchase Price” set forth in Section 1.1 of the Original Agreement is hereby deleted and replaced with the following:

“Per Unit Purchase Price” equals $0.85, subject to adjustment for reverse and forward share splits, share dividends, share combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement and prior to the Closing Date.

(b) The form of Warrant included as Exhibit A of the Original Agreement is hereby deleted and replaced with the form of Warrant set forth on Exhibit A of this Amendment.

2. Miscellaneous.

(a) Interpretation. On and after the date hereof, each reference in the Original Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Original Agreement shall mean and be a reference to the Original Agreement as amended by this Amendment.

(b) No Further Amendments. The Original Agreement shall remain in full force and effect except as expressly amended by this Amendment. Upon the execution and delivery hereof, the Original Agreement shall thereupon be deemed to be amended as hereinabove set forth as fully and with the same effect as if the amendments made hereby were originally set forth in the Original Agreement, and this Amendment and the Original Agreement shall henceforth be read, taken and construed as one and the same instrument.

(c) Incorporation of Provisions. Sections 5.4, 5.9, 5.11, 5.12, 5.19, and 5.20 of the Original Agreement are hereby incorporated herein, mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

NAKED BRAND GROUP LIMITED.

By:	/s/ Justin Davis-Rice
Name:	Justin Davis-Rice
Title:	Executive Chairman and Chief Executive Officer

STREETERVILLE CAPITAL LLC

By:	/s/ John M. Fife
Name:	John M. Fife
Title:	President

ESOUSA HOLDINGS LLC

By:	/s/ Michael Wachs
Name:	Michael Wachs
Title:	Managing Member

ACUITAS CAPITAL, LLC

By:	/s/ Terren Peizer
Name:	Terren Peizer
Title:	Managing Member

EXHIBIT A

Form of Warrant